UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 18, 2005


                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)


          New York                      1-7657                 13-4922250
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000
               ---------------------------------------------------


                                      None
                --------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
----     (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----     (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
----     Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
----     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     As previously disclosed in its Current Report on Form 8-K dated February 1, 2005, American Express Company (the "Company") is pursuing a spin-off of its American Express Financial Advisors unit, which includes American Express Financial Corporation and its subsidiaries ("AEFC"). In view of the spin-off, on February 18, 2005, the Audit Committee of the Board of Directors of the Company engaged Ernst & Young LLP ("EY") to be the independent registered public accountants of AEFC for the year ended December 31, 2005. PricewaterhouseCoopers LLP continues as the independent registered public accountants for the consolidated financial statements of the Company for the 2005 fiscal year.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN EXPRESS COMPANY
                                            (REGISTRANT)

                                            By:    /s/ Stephen P. Norman
                                                   ---------------------
                                            Name:  Stephen P. Norman
                                            Title: Secretary




DATE:   February 24, 2005